                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement            [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                  Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             BIZNESSONLINE.COM, INC.

 -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

----------------------------------------------------------------------------
1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5) Total fee paid:

     [_]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                            BIZNESSONLINE.COM, INC.
                                 1720 Route 34
                                  PO Box 1347
                             Wall, New Jersey 07719

                                      April 5, 2000

Dear BiznessOnline.com Stockholder:

    You are cordially invited to attend the 2000 Annual Meeting of Stockholders (the "Meeting") of BiznessOnline.com, Inc., which will be held at the Crowne Plaza Hotel, State and Lodge Streets, Albany, NY, on Friday, May 5, 2000, at 10:00 a.m. local time. I look forward to greeting as many of our stockholders as possible.

    Details of the business to be conducted at the Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

    Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed envelope so that your shares will be represented at the Meeting. Alternatively, you may also vote your shares over the Internet or by telephone. Please refer to the enclosed proxy card for detailed instructions. If you so desire, you may withdraw your proxy and vote in person at the Meeting.

    We look forward to meeting those of you who will be able to attend the Meeting.

                                      Sincerely,
                                      /s/ Mark E. Munro
                                      Mark E. Munro, Chairman of the Board
                                      President, Chief Executive Officer,
                                      Secretary and Treasurer

                            BIZNESSONLINE.COM, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 5, 2000

TO THE STOCKHOLDERS OF BIZNESSONLINE.COM, INC.:

    NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of BiznessOnline.com, Inc., a Delaware corporation (the "Company"), will be held at Crowne Plaza Hotel, State and Lodge Streets, Albany, NY on
May 5, 2000, at 10:00 a.m. local time, for the following purposes:

    1. To elect six Directors to the Board of Directors to serve until the 2001 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified.

    2.  To amend the 1999 Stock Incentive Plan.

    3.  To amend the 1999 Non-Employee Director Stock Incentive Plan.

    4. To ratify the appointment by the Board of Directors of KPMG LLP as the Company's independent auditors for the 2000 fiscal year.

    5. To transact such other business, if any, as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

    A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 1999, which contains consolidated financial statements and other information of interest to stockholders, has been mailed to the stockholders prior to or simultaneously with the mailing of this proxy material.

    Only Stockholders of record at the close of business on Monday, March 27, 2000, are entitled to notice of, and to vote at, the Meeting and any adjournments thereof. All Stockholders are cordially invited to attend the Meeting.

    YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND DATE YOUR ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. ALTERNATIVELY, YOU MAY ALSO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL BE WITHDRAWN AND YOU MAY VOTE IN PERSON.

                                      By Order of the Board of Directors
                                      /s/ Mark E. Munro
      --------------------------------------------------------------------------
                                      Mark E. Munro, Secretary

Wall, New Jersey
April 5, 2000

                            BIZNESSONLINE.COM, INC.
                                 1720 Route 34
                                  PO Box 1347
                             Wall, New Jersey 07719
                            ------------------------

                                PROXY STATEMENT
                     For the Annual Meeting of Stockholders
                           To Be Held on May 5, 2000
                            ------------------------

    This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of BiznessOnline.com, Inc., a Delaware corporation (the "Company"), for use at the Company's 2000 Annual Meeting of Stockholders (the "Meeting") to be held at Crowne Plaza Hotel, State and Lodge Streets, Albany, NY 12207 on Friday, May 5, 2000, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement, the accompanying form of proxy and the Company's Annual Report to Stockholders for the year ended December 31, 1999 are being mailed to Stockholders on or about April 5, 2000. The Company's principal executive offices are located at 1720 Route 34, PO Box 1347, Wall, New Jersey 07719 and its telephone number is (732) 280-6408.

    SOLICITATION. The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries, and custodians to forward to beneficial owners of Common Stock held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. In addition to original solicitation of proxies by mail, the Company's directors, officers, and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

    RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES. The Board of Directors has fixed Monday, March 27, 2000 as the record date for determining holders of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), who are entitled to vote at the Meeting. As of March 27, 2000, the Company had 8,609,574 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

    The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to approve the amendments to the 1999 Stock Incentive Plan and the 1999 Non-Employee Director Stock Incentive Plan, and to ratify the appointment of the Company's independent auditors.

    Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting for the election of directors, which requires the affirmative vote of a plurality of the votes cast or shares voting on the matter. In addition, abstentions and broker non-votes will have no effect on the voting on the remaining matters to be voted on at the Meeting, each of which requires the affirmative vote of a majority of the votes cast or shares voting on the matter.

    Stockholders may vote by any one of the following means:

    - By mail;

    - By telephone (toll free);

    - Over the Internet; or

    - In person, at the Meeting.

    To vote by mail, sign, date, and complete the enclosed proxy card and return it in the enclosed, self-addressed envelope. No postage is necessary if the proxy card is mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy card. If you hold your shares through a bank, broker, or other nominee, they will give you separate instructions for voting your shares.

    REVOCABILITY OF PROXY AND VOTING OF SHARES. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 1720 Route 34, PO Box 1374, Wall, New Jersey 07719, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Meeting and voting in person. If not revoked, the proxy will be voted at the Meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted:

    - FOR the election of six Director nominees named herein;

    - FOR the amendments to the 1999 Stock Incentive Plan;

    - FOR the amendment of the 1999 Non-Employee Director Stock Incentive Plan;

    - FOR the ratification of the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year; and

    - In accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Meeting or any adjournments thereof.

                             ELECTION OF DIRECTORS

(PROPOSAL 1)

    Six directors are to be elected at the Annual Meeting for a term of one year and until their successors shall be elected and qualified. Unless authority is withheld, it is intended that votes will be cast pursuant to the enclosed proxy for the election of the six nominees set forth below.

    Each of the nominees is presently a member of the Board and each has indicated his willingness to continue to serve, if elected. In the event that any of such nominees should become unavailable for election, which is not now expected, a substitute nominee or nominees may be designated by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

    Biographical and certain other information concerning the directors, of the Company who are nominees for re-election, is set forth below:

NAME                       AGE                  PRINCIPAL OCCUPATION               DIRECTOR SINCE
----                     --------               --------------------               --------------
Mark E. Munro               37      Chairman of the Board, President, Chief             1998
                                    Executive Officer, Secretary and Treasurer of
                                    the Company since June 1998; From October
                                    1996 until September 1997, President of
                                    Sales, Marketing and Distribution and
                                    Director of VSI Enterprises, Inc., a video
                                    conferencing equipment manufacturer; From
                                    August 1990 until 1996, Chief Executive
                                    Officer, Treasurer and Director of Eastern
                                    Telecom, Inc.; From September 1997 to June
                                    1998, managed personal investments.

S. Keith London             33      Executive Vice President of the Company since       1998
                                    June 1998; From October 1996 until August
                                    1997, Director of Business Development for
                                    Eastern Telecom, Inc.; From March 1994 until
                                    October 1996, Associate Director at Geneva
                                    Corporate Finance, Inc.; From August 1997 to
                                    June 1998, assisted Mr. Munro reviewing
                                    prospective investment opportunities.

Robert A. Byrne             72      From 1975 until his retirement in 1990,             1999
                                    Senior Vice President of the corporate trust
                                    division of Manufacturers Hanover Trust
                                    Company, now known as Chase Manhattan Bank.

David Conboy                43      Chief Executive Officer of Global 2000              1999
                                    Communications, Inc. since June 1994.

John B. Fraser              65      Self-employed business consultant since             1999
                                    January 1999; Director of Worldtex, Inc.;
                                    From 1994 to January 1999, President of
                                    Geneva Financial Corporation, an investment
                                    banking firm.

NAME                       AGE                  PRINCIPAL OCCUPATION               DIRECTOR SINCE
----                     --------               --------------------               --------------
Joseph Luciano              51      Since September 1998, Chief Operating Officer       1999
                                    of Program Planning Professionals, an
                                    international technologies project management
                                    consulting company; From 1983 to August 1998,
                                    Chief Information Officer at Mars, Inc.

    There are no family relationships between any of the foregoing persons.

    BOARD AND COMMITTEE MEETINGS. During the fiscal year ended December 31, 1999 ("fiscal 1999"), the Board of Directors held 4 meetings. During fiscal 1999, all directors attended at least 75% of the meetings of the Board and of the committees on which they served.

    The Board of Directors has an Audit Committee, which recommends to the Board, each fiscal year, the independent auditors who will audit the books of the Company for that year. The independent auditors meet with the Audit Committee to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures, and policies employed by the Company. The Audit Committee consists of Messrs. Byrne, Fraser, and Munro.

    The Audit Committee met once during fiscal 1999.

    The Board of Directors has a Compensation Committee, which administers the Company's 1999 Non-Employee Director Stock Incentive Plan and the 1999 Stock Incentive Plan. The Compensation Committee approves salaries, bonuses, and other compensation arrangements and policies for the Company's officers. The Compensation Committee consists of Messrs. Fraser and Luciano and met three times during fiscal 1999.

    COMPENSATION OF DIRECTORS. Directors who are also employees of the Company receive no additional compensation for attendance at board meetings. Non-employee directors currently receive $7,500 per year plus reimbursement for out-of-pocket expenses incurred in attending board meetings. Non-employee directors also receive stock options pursuant to the 1999 Non-Employee Director Stock Incentive Plan (described below). Messrs. Byrne, Luciano, and Fraser each received options under the 1999 Non-employee Director Stock Incentive Plan to purchase 7,500 shares of the Company's Common Stock exercisable for $10.00 per share, each option vesting in three equal annual installments beginning on May 12, 1999. Upon approval by the shareholders of the amendment to the Non-employee Director Stock Incentive Plan as described in proposal 3 below, Messrs. Byrne, Luciano and Fraser will be granted additional options to place them in the same position as if the Non-employee Plan as amended herein had been effective on the date of their initial election to the Board.

                       EXECUTIVE OFFICERS OF THE COMPANY

    Listed below are the names, ages and positions with the Company, as of April 5, 2000, of the executive officers of the Company. The Company's executive officers were elected by the Board to serve in their respective capacities until their successors are duly elected and qualified.

NAME                            AGE                       POSITION WITH COMPANY
----                          --------                    ---------------------
Mark E. Munro...............     37      Chairman of the Board, President, Chief Executive
                                         Officer, Treasurer, Secretary, and Director
S. Keith London.............     33      Executive Vice President and Director
Daniel J. Sullivan..........     42      Chief Financial Officer and Vice President
Anthony Bruno...............     53      Vice President of Operations

    There are no family relationships among the foregoing persons.

    For a description of the business experience of Messrs. Munro and London see Election of Directors above.

    Daniel J. Sullivan has served as Chief Financial Officer and Vice President since January 1999. From December 1997 through January 1999, Mr. Sullivan served as controller of the Vitronics-Soltec division of a subsidiary of Dover Corporation. Vitronics-Soltec manufactures capital equipment for the electronics industry. From April 1994 until December 1997, he was vice president and controller of Vitronics Corporation, a manufacturer of capital equipment for the electronics industry which traded on the American Stock Exchange prior to its acquisition by Dover Corporation in 1997.

    Anthony Bruno has served as Vice President of Operations since May 22, 1999. From May 1997 through May 22, 1999, Mr. Bruno was a self-employed business consultant. From January 1997 through May 1997, Mr. Bruno was the director of marketing for Videoconferencing Systems, Inc. From January, 1995 through
January 1996, Mr. Bruno was regional operations manager for GE Capital ResCom. From January 1995 through January 1996, Mr. Bruno was a self-employed business consultant.

    EXECUTIVE COMPENSATION. The following table provides certain summary information with respect to the compensation earned by each of the named executive officers for fiscal years ended December 31, 1998 and 1999:

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                        ANNUAL COMPENSATION         COMPENSATION AWARD(S)
                                                   ------------------------------   ---------------------
NAME AND PRINCIPAL POSITION                          YEAR     SALARY$     BONUS$     STOCK OPTION(S) (#)
---------------------------                        --------   --------   --------   ---------------------
MARK E. MUNRO                                        1999     125,000     50,000                 0
Chairman, President, Treasurer,                      1998       7,692          0                 0
Secretary and Chief Executive Officer

S. KEITH LONDON                                      1999      80,000     50,000            25,000
Executive Vice President

DANIEL J. SULLIVAN                                   1999     115,384     35,000            90,000
Chief Financial Officer and Vice President

ANTHONY BRUNO                                        1999      51,000     40,000            40,000
Vice President of Operations

    Any perquisites or other personal benefits received from the Company by any of the named executives that were less than the reporting thresholds established by the Securities and Exchange Commission (the lesser of $50,000 or 10 percent of the individual's annual salary and bonus) are omitted.

    EMPLOYMENT AGREEMENTS. The Company has entered into an employment agreement with Mr. Munro which provides for an initial term of three years commencing January 1, 1999 at an annual base salary of $125,000 plus an annual performance bonus to be determined by the Company's Compensation Committee. Mr. Munro's employment agreement also contains termination provisions that require the Company to pay Mr. Munro 1.5 times his annual base salary in the event he is terminated without cause during the term of the agreement, or two times his annual base salary in the event he is terminated in connection with a change of control during the term of the agreement. In the event termination occurs in connection with a change of control, any options granted Mr. Munro will become fully vested. Mr. Munro's agreement also provides for health insurance benefits and contains non-competition provisions that prohibit him from competing with the Company. The period covered by the non-competition provisions will end either one-year after the expiration of the agreement or one year after Mr. Munro's resignation or termination.

    The Company has entered into an employment agreement with Mr. London which provides for an initial term of one-year commencing December 1, 1998 at an annual base salary of $80,000. The Agreement automatically renews for additional one-year periods unless prior written notice is given of intention not to renew. Mr. London's employment agreement contains termination provisions that require the Company to pay Mr. London an amount equal to his annual base salary in the event he is terminated without cause during the term of the agreement, or 1.5 times his annual base salary in the event he is terminated in connection with a change-of-control during the term of the agreement. If termination occurs in connection with a change of control, any options granted Mr. London will become fully vested. Mr. London's employment agreement also contains health insurance benefits and a non-competition covenant that runs for a one-year period following termination.

    The Company has entered into an employment agreement with Mr. Sullivan which provides for a term of one-year commencing January 25, 1999 at an annual base salary of $125,000. The agreement automatically renews for additional one-year periods unless prior written notice is given of intention not to renew. Under the agreement, Mr. Sullivan was initially granted an option to purchase 30,000 shares of Common Stock at an exercise price equal to $10.00 per share, vesting 10,000 shares per year over a three-year period. Mr. Sullivan subsequently received additional options for 50,000 shares at $10 per share and 10,000 shares at $9.375 per share as described in the table below. In the event the Company terminates Mr. Sullivan without cause, Mr. Sullivan will receive 1.5 times his annual base salary and health benefits for a period of one year. In the event Mr. Sullivan is terminated in connection with a change of control during the term of the agreement, he will receive 2.0 times his base salary and any options granted will become fully vested. Mr. Sullivan's employment agreement also contains health insurance benefits and a non-competition covenant that runs for a two-year period following termination.

    The Company has entered into an employment agreement with Mr. Bruno which provides for a term of one-year commencing May 22, 1999 at an annual base salary of $85,000. The agreement automatically renews for additional one-year periods unless prior written notice is given of intention not to renew. Under the agreement, Mr. Bruno was initially granted an option to purchase 30,000 shares of Common Stock at an exercise price of $10.00 per share, vesting 10,000 shares per year over a three-year period. Mr. Bruno subsequently received additional options for 10,000 shares at $9.375 per share as described in the table below. In the event the Company terminates
Mr. Bruno, without cause, Mr. Bruno will receive 1.5 times his annual base salary and health benefits for a period of one year. In the event Mr. Bruno is terminated in connection with a change of control during the term of the agreement, he will receive 2.0 times his annual base salary and any options granted will become fully vested. Mr. Bruno's employment agreement also contains health insurance benefits and a non-competition covenant that runs for a two-year period following termination.

    The Company's operating subsidiary, Global 2000 Communications, Inc. has entered into an employment agreement with David Conboy, the CEO of Global and a director of the Company, which provides for a term of three (3) years commencing January 31, 1999 at an annual base salary of $70,000. Similar to the Company's employment agreements with founders of other companies acquired by BiznessOnline.com, Inc., Mr. Conboy is entitled to an annual bonus during the employment term based on a percentage of Global's revenue growth (2.5%) and "EBITDA" growth (5%), as well as a bonus for successfully introducing and integrating new acquisition candidates to the Company of up to 1% of the transaction amount. Such bonuses are payable in cash, stock, or stock options. In the event the Company terminates Mr. Conboy without cause, he is entitled to his base salary for the greater of twelve (12) months or the remainder of the employment term. Mr. Conboy's employment agreement also contains health insurance benefits and a non-competition covenant that runs for a two (2) year period following termination. Mr. Conboy's wife, Lorin Beller, an officer of Global, also has an employment agreement with Global with terms substantially identical to Mr. Conboy's agreement.

    OPTION/SAR GRANTS TABLE. The following table sets forth certain information regarding options granted during fiscal 1999 to the named executive officers of the Company appearing in the Summary Compensation Table. No stock appreciation rights were granted during such year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                              PERCENTAGE OF TOTAL
                       NUMBER OF SECURITIES    OPTIONS GRANTED TO
                        UNDERLYING OPTIONS    EMPLOYEES IN FISCAL    EXERCISE PRICE      EXPIRATION
NAME                         GRANTED                  1999           ($/PER SHARE)          DATE
----                   --------------------   --------------------   --------------   -----------------
S. Keith London (1)           25,000                  6.94%               10.00       October 7, 2009

Daniel J. Sullivan            30,000                 24.99%               10.00       January 25, 2009
  (2)                         50,000                                      10.00       July 15, 2009
                              10,000                                      9.375       December 10, 2009

Anthony Bruno (3)             30,000                 11.11%               10.00       July 15, 2009
                              10,000                                      9.375       December 10, 2009

------------------------

(1) The option for 25,000 shares of common stock vests in 5 equal annual installments commencing on October 7, 2000.

(2) The option for 30,000 shares of common stock vests in 3 equal annual installments commencing on January 25, 2000. The option for 50,000 shares of common stock vests in 5 equal annual installments commencing on July 15, 2000. The option for 10,000 shares of common stock vests in 3 equal annual installments commencing on December 10, 2000.

(3) The option for 30,000 shares of common stock vests in 3 equal annual installments commencing on July 15, 2000. The option for 10,000 shares of common stock vests in 3 equal annual installments commencing on December 10, 2000.

    YEAR-END OPTION TABLE. The following table sets forth certain information regarding stock options held as of December 31, 1999 for the named executive officers of the Company appearing in the Summary Compensation Table. No stock options were exercised by any named executive officers during fiscal 1999.

              NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS
                            HELD AT FISCAL YEAR END

NAME                                                   EXERCISABLE   UNEXERCISABLE
----                                                   -----------   -------------
S. Keith London......................................         0         25,000
Daniel J. Sullivan...................................    10,000         80,000
Anthony Bruno........................................         0         40,000

    Value is based upon the last sales price of $7.125 per share on December 31, 1999 as reported by NASDAQ. As of December 31, 1999, none of the options listed above were in-the-money.

                    AMENDMENTS TO 1999 STOCK INCENTIVE PLAN

(PROPOSAL 2)

    On February 28, 2000, the Board of Directors adopted a resolution, subject to stockholder approval, to approve an amendment to the 1999 Stock Incentive Plan (the "Stock Incentive Plan") to increase the number of shares of Common Stock of the Company which may be issued under the Stock Incentive Plan from 500,000 to 1,500,000. Because of the rapid growth of the Company and the resulting increase in the number of employees since the plan's inception, the Board of Directors believes this increase to be necessary in order to assist the Company in its efforts to attract, retain and incentivize the best available personnel.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN.

                    SUMMARY OF THE 1999 STOCK INCENTIVE PLAN

    PURPOSE. The Company believes it is in its best interest to provide incentives for the continued services of key and valuable employees, directors and non-employees who perform services for the Company. The 1999 Stock Incentive Plan allows the Company to award both incentive and non-qualified stock options to these persons.

    AWARDS AND ELIGIBILITY. The compensation committee of the Board of Directors administers the Stock Incentive Plan. It awards:

    - incentive stock options within the meaning of Section 422 of the Internal Revenue Code; or

    - non-qualified stock options.

    Only employees are eligible to receive incentive stock options.

    EXERCISE PRICE. The option price per share for any option granted under the plan will be determined by the committee. In the case of an incentive stock option, the option price per share will not be less than 100% of the fair market value of the Company's Common Stock at the time of the grant. In the case of a non-qualified option, the option price per share will not be less than 85% of the fair market value of the Company's Common Stock at the time of the grant.

    OPTION TERM. The committee determines the term of each option. No incentive stock option may be exercised after the expiration of ten years from the date the option is granted. The committee may determine that all or a stated percentage of the shares covered by these options will become exercisable or "vest" in installments after the completion of a specified service requirement by the holder.

    SPECIAL RULES FOR 10% STOCKHOLDER. The option price per share of an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock will be at least 110% of the fair market value of the Company's stock at the time of the grant. In addition, incentive stock options to 10% stockholders may not be exercised after five years from the date of the grant.

    GRANT LIMITATION. The aggregate fair market value of Common Stock covered by incentive stock options that are exercisable for the first time by any employee during any calendar year is determined at the time the incentive stock option is granted and will not exceed $100,000.

    TERMINATION OF OPTION BY REASON OF TERMINATION OF EMPLOYMENT. Unless the committee determines otherwise, if an option holder's employment terminates, all options that are not exercisable on the date of termination of employment will immediately terminate. Any remaining options will terminate if not exercised before the earlier of the expiration of the option term or the following periods:

    - thirty days following termination of employment, if termination was not a result of retirement on or after age 55, or of death, or of disability within the meaning of Section 22(e)(3) of the Internal Revenue Code;

    - three months following termination of employment because of retirement on or after age 55;

    - one year following date of death or commencement of disability, if the option holder was employed at the time of death or the commencement of disability; or

    - immediately upon a "for cause" termination.

    DISPOSITION OF SHARES. Shares of Common Stock acquired upon exercise of incentive stock options may not be transferred, other than by will or by the laws of descent and distribution, within two years of the date the option was granted or within one year after the receipt of the shares upon exercise of the option in order for these options to qualify as incentive stock options under the Internal Revenue Code.

INCOME TAX CONSEQUENCES.

    NON-QUALIFIED STOCK OPTIONS. There will be no federal income tax consequences to either the participant or the Company on the grant of a non-qualified option. On the exercise of a non-qualified option, the participant has taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock received on the exercise date (or the date on which any substantial risk of forfeiture lapses) over the option exercise price of the shares. The Company will be entitled to a federal income tax deduction in an amount equal to such excess. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option, a participant will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

    INCENTIVE STOCK OPTIONS. No income is recognized by a participant when an incentive stock option is granted or exercised. If the stock obtained upon exercise is sold more than one (1) year after exercise and two (2) years after grant, the difference between the option price and the amount realized on the sale is taxable to the participant as long-term capital gain. The Company is not entitled to a deduction as a result of the grant or exercise of an incentive stock option or the sale of the stock acquired upon exercise if the stock is held by the participant for the requisite periods.

         AMENDMENTS TO 1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

(PROPOSAL 3)

    On February 28, 2000, the Board of Directors adopted a resolution, subject to shareholder approval, to approve an amendment to the 1999 Non-Employee Director Stock Incentive Plan (the "Non-Employee Plan") to increase the number of shares of Common Stock of the Company which may be issued under the Non-Employee Plan from 50,000 to 250,000. The Board of Directors believes the increase is necessary in order to remain competitive with other similarly situated companies and the director incentives offered by such companies. In addition, the Board voted to amend the Non-Employee Plan to provide for an initial grant of options exercisable for 22,500 shares of common stock, at fair market value on the date of the grant which is upon initial election of a non-employee director to the Board. The options would vest one-third on the grant date and one-third each on the first two (2) anniversaries thereof. In addition, each non-employee director would receive an additional option exercisable for 7,500 shares at fair market value on each anniversary date of his or her election to the Board, to be fully vested on the date thereof. Upon approval of the amended Non-Employee Plan as described herein, the Board intends to authorize the issuance of additional options to its three existing non-employee directors to place them in the same position with regard to stock options as if the Non-Employee Plan as amended herein had been effective on the date of their initial election to the Board in 1999.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN.

           SUMMARY OF 1999 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

    PURPOSE. The Company believes it is in its best interest to provide compensation and other incentives for the continued services of non-employee directors and for attracting able individuals to directorships with the Company.

    ELIGIBILITY. A non-employee director will automatically participate in the non-employee director stock incentive plan as of the date of his or her initial election to the Board of Directors.

    A director who is a regular employee or officer is not eligible to participate in the non-employee director stock incentive plan. A director will cease to participate in this plan as of the date he or she fails to be re-elected to our board, or becomes a regular employee of the Company.

    AWARDS. The Company's non-employee directors will initially be granted a non-qualified option to purchase 22,500 shares of Common Stock upon election to the board. These shares shall vest on the following schedule:

    - 33 1/3% on the grant date;

    - 33 1/3% on the first anniversary of the grant date; and

    - 33 1/3% on the second anniversary of the grant date.

    In addition, on each anniversary date of a director's election to the Board, he or she shall be granted an additional fully-vested non-qualified option to purchase 7,500 shares of our Common Stock. Non-employee directors also receive a cash stipend of $7,500 per year and reimbursement for expenses of attending Board meetings.

    EXERCISE PRICE. In each case, the exercise price per share of an option granted under this plan will be equal to 100% of the fair market value of the Company's Common Stock on the date of the grant.

    OPTION TERM. All options under this plan will have an eight-year term and will vest as set forth above.

    TERMINATION OF OPTION. In the event of termination of service as a director for reason other than disability or death, the director may, for a period of 3 months after the date of termination but in no event later than the expiration date of the option, exercise his option to the extent that the director was entitled to exercise it at the date of the termination.

    INCOME TAX CONSEQUENCES.  See discussion under "Income Tax
Consequences--Non-qualified Stock Options" in the "Summary of the 1999 Stock Incentive Plan" above.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

    The following table sets forth certain information, as of March 27, 2000, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company, (iii) the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers on December 31, 1999 (the "Named Executive Officers") and (iv) all executive officers and directors of the Company, as a group.

                                                                        AMOUNT AND NATURE OF
                                                                      BENEFICIAL OWNERSHIP (1)
                                                               ---------------------------------------
                                                               NUMBER OF SHARES
NAME AND ADDRESS                            TITLE                   OWNED         PERCENTAGE OWNED (2)
----------------                 ----------------------------  ----------------   --------------------
Mark E. Munro (3)..............   CEO, President, Secretary,      2,675,108               30.98%
  1720 Route 34                     Treasurer and Director
  PO Box 1347
  Wall, NJ 07719
Susan Munro (4)................               --                  2,675,108               30.98%
  1720 Route 34
  PO Box 1347
  Wall, NJ 07719
Kirk Miller....................               --                    500,000                5.79%
  2810 Sweet Home Road
  PO Box 1765
  Amherst, NY 14226
S. Keith London................  Executive Vice President and       409,134                4.74%
  1720 Route 34                            Director
  PO Box 1347
  Wall, NJ 07719
David Conboy (5)...............            Director                 204,000                2.36%
  1840 Western Avenue
  Albany, NY 12203
Joseph Luciano (6).............            Director                   5,000                   *
  548 West Shore Trail
  Sparta, NJ 07871
John B. Fraser (7).............            Director                   8,000                   *
  1172 Park Avenue
  New York, NY 10128
Robert Byrne (6)...............            Director                   5,000                   *
  3810 Quail Ridge Drive
  Boynton Beach, FL 33436
Daniel J. Sullivan (6).........  Chief Financial Officer and         10,000                   *
  1720 Route 34                         Vice President
  PO Box 1347
  Wall, NJ 07719
Anthony Bruno..................  Vice President of Operations            --                  --
  1720 Route 34
  PO Box 1347
  Wall, NJ 07719
All current directors, director
  nominees and executive
  officers (8 persons).........
                                                                  3,316,242               38.41%

------------------------

*   Less than 1%.

(1) The number of shares beneficially owned by each director, executive officer and stockholder is determined under the rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 27, 2000 through the exercise of any stock option or other right ("Presently Exercisable Options"). The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) Number of shares deemed outstanding includes shares of Common Stock as of March 27, 2000, plus any shares subject to Presently Exercisable Options held by the person in question.

   In the preceding table:

(3) Mr. Munro's shares include 1,337,554 shares of Common Stock owned by Mr. Munro's wife, Susan Munro, as to which Mr. Munro disclaims beneficial ownership.

(4) Mrs. Munro's shares include 1,337,554 shares of Common Stock owned by Mrs. Munro's husband, Mark Munro, as to which Mrs. Munro disclaims beneficial ownership.

(5) Mr. Conboy's shares include 102,000 shares of Common Stock owned by Mr. Conboy's wife, Lorin Beller, as to which Mr. Conboy disclaims beneficial ownership.

(6) The shares owned by Messrs. Luciano, Byrne, and Sullivan represent shares which may be acquired pursuant to Presently Exercisable Options.

(7) Mr. Fraser's shares include 5,000 shares which may be acquired pursuant to Presently Exercisable Stock Options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has entered into employment agreements with Mark E. Munro (President, CEO and Chairman), S. Keith London (Executive Vice President and Director), Daniel J. Sullivan (Vice President and Chief Financial Officer), Anthony Bruno (Vice President of Operations), David Conboy (Director, and Chief Executive Officer of Global 2000 Communications, Inc., a wholly owned subsidiary) and Lorin Beller (wife of David Conboy and an officer of Global 2000 Communications, Inc.). See "Executive Officers of the Company" and "Employment Agreements" above.

    In connection with the Company's negotiated, arms-length acquisition of Global 2000 Communications, Inc. on January 31, 1999, the Company issued a total of 204,000 shares of common stock to David Conboy (appointed as a director of the Company on February 24, 1999), and his wife Lorin Beller, and promissory notes in the aggregate principal amount of $435,000. The notes were repaid on May 17, 1999.

    On February 1, 1999 Global 2000 Communications, Inc., the Company's wholly-owned subsidiary, entered into a lease with David Conboy, a director, and his wife Lorin Beller for approximately 2,000 square feet of office space with a monthly rent of $2,000 plus utilities. The term of the lease is five years although the Company may terminate this lease at any time upon thirty days prior notice without further liability.

    In connection with the Company's negotiated, arms-length acquisition of Prime Communications Systems Incorporated ("Prime") on December 28, 1999, the Company issued a total of 500,000 shares and paid approximately $667,000 in cash to Kirk Miller in exchange for Mr. Miller's equity interest in Prime.
Mr. Miller became a 5% beneficial owner of the Company's common stock as a result of the transaction and also entered into a one (1) year employment agreement with the acquisition subsidiary providing for compensation at the rate of $70,000 per year.

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS

(PROPOSAL 4)

    The Board of Directors of the Company has appointed KPMG LLP, independent auditors, to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2000, and recommends that the stockholders vote for ratification of such appointment. If the stockholders do not ratify the selection of KPMG LLP as the Company's independent auditors, the selection of such auditors will be reconsidered by the Board of Directors. A representative of KPMG LLP, which served as the Company's auditors in fiscal 1999, is expected to be present at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

              SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1394
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with Securities and Exchange Commission ("SEC"). Insiders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to the Company's Insiders were satisfied.

                                 OTHER BUSINESS

    Management does not intend to bring any matters before the Meeting other than those set forth in the accompanying notice. Management knows of no other matters to be brought before the meeting by others. However, if any other matters are properly brought before the Meeting, the persons named in the enclosed form of proxy will vote in accordance with their judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    The Company must receive stockholder proposals intended to be presented at the Company's 2001 annual meeting of stockholders on or before December 5, 2000 in order for the proposal to be eligible for inclusion in the proxy relating to that meeting. These proposals must be in writing and delivered to the Company's corporate offices as follows: 1720 Route 34, PO Box 1347, Wall, New Jersey 07719, Attention: Corporate Secretary.

    A proposal for action to be presented by any stockholder at an annual meeting of the stockholders shall not be acted upon unless the proposal is submitted in accordance with the Company's bylaws which generally provide that written notice of the proposal be delivered to the Company within ten (10) days of date the Company announces the date of the next annual meeting of the stockholders. A copy of the Company's bylaws may be obtained by contacting the secretary of the Company.

                                      By Order of the Board of Directors,
                                      /s/ Mark E. Munro
                                      Mark E. Munro, Secretary

Wall, New Jersey
April 5, 2000

                            PROXY BY MAIL                  Please mark
                                                            your vote   /X/
                                                            like this

                                                    FOR ALL             FOR ALL
                                                    NOMINEES  WITHHOLD  EXCEPT

ITEM 1. To elect the following nominees for           / /        / /      / /
        director (except as marked below) to
        serve until the next annual meeting and
        thereafter until their successors and
        assigns are duly elected and qualified;
        Mark E. Munro, S. Keith London, Robert A.
        Byrne, David Conboy, John B. Fraser, and
        Joseph Luciano.

NOTE:   If you do not wish your shares
        voted "FOR" a particular nominee,
        mark the "FOR ALL EXCEPT" box and
        strike a line through the name of
        the nominee in the list above.
        Your shares will be voted for the
        remaining nominees

---------------------------------------------------------------------
IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW
---------------------------------------------------------------------

ITEM 2. To approve the amendment to the          FOR    AGAINST  ABSTAIN
        1999 Stock Incentive Plan:               / /      / /      / /

ITEM 3. To approve the amendment to the         FOR    AGAINST  ABSTAIN
        1999 Non-Employee Director Stock        / /      / /      / /
        Incentive Plan:

ITEM 4. To ratify the appointment of KPMG       FOR    AGAINST  ABSTAIN
        LLP as the Company's Independent        / /      / /      / /
        auditors for the current fiscal
        year:

To transact such other business as may properly be presented to the meeting or any adjournment thereof.

                     =====================

                        COMPANY NUMBER:

                         PROXY NUMBER:

                        ACCOUNT NUMBER:

                     =====================

Signature                          Signature                       Date
          ------------------------           ---------------------      --------

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

________________________________________________________________________________
              FOLD AND DETACH HERE AND READ THE REVERSE SIDE

              ----------------------------------------------
                     VOTE BY TELEPHONE OR INTERNET
                     QUICK *** EASY *** IMMEDIATE
              ----------------------------------------------


                       BiznessOnline.com, Inc.

- You can now vote your shares electronically through the Internet or the telephone.

- This eliminates the need to return the proxy card.

- Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
------------------------------
www.continentalstock.com.

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
---------------------------
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

        PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY
        -----------------------------------------------------------

                         BiznessOnline.com, Inc.

  PROXY SOLICITED BY BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Mark E. Munro and S. Keith London as proxies, with power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of BiznessOnline.com, Inc. (the "Company") to be held on Friday, May 5, 2000 at 10:00 a.m. at the Crowne Plaza Hotel, State and Lodge Streets, Albany, New York, and any adjournments thereof.



________________________________________________________________________________
                          FOLD AND DETACH HERE